Exhibit 99.1

Playtika Holding Corp. Reports Q1 2026 Financial Results
Revenue of $744.7 million and Direct-to-Consumer (“DTC”) Revenue of $291.8 million
Revenue Increased 9.7% Sequentially and 5.5% Year Over Year
DTC Platforms Revenue Increased 16.7% Sequentially and 62.8% Year Over Year

Herzliya, Israel - May 7, 2026 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its first quarter for the period ending March 31, 2026.

Financial Highlights

•Revenue of $744.7 million increased 9.7% sequentially and 5.5% year over year.
•Record DTC platforms revenue of $291.8 million increased 16.7% sequentially and 62.8% year over year.
•Net Loss of $(57.5) million and Adjusted Net Income of $13.6 million.
•Net Loss reflects a non-cash impact from contingent consideration remeasurement related to the earnout payment tied to the SuperPlay acquisition.
•Adjusted EBITDA of $125.2 million decreased (37.8)% sequentially and (25.2)% year over year.
•Cash, cash equivalents, and short-term investments totaled $779.2 million as of March 31, 2026.

“We delivered a strong start to 2026, led by continued momentum in Disney Solitaire and another quarter of record breaking performance in Direct-to-Consumer,” said Robert Antokol, Chief Executive Officer. “Just as importantly, we are seeing signs of improved stability across our organic portfolio quarter over quarter. We remain focused on disciplined execution, investing behind the opportunities we believe can drive sustained engagement and long-term value creation.”

“Q1 performance is ahead of our prior expectations, with SuperPlay tracking ahead of plan and the core portfolio showing strength,” said Tae Lee, Chief Financial Officer. “Our Adjusted EBITDA for the quarter reflects a planned, front-loaded investment cadence as SuperPlay scales, which we expect to normalize over the year.”

Board Appoints Tae Lee as Chief Financial Officer

The Board of Directors has appointed Tae Lee as Chief Financial Officer, effective May 5th, following his service as Acting Chief Financial Officer since April 2026.

Selected Operational Metrics and Business Highlights

•Average Daily Paying Users of 387K increased 8.4% sequentially and decreased (0.8)% year over year.
•Average Payer Conversion of 4.5%, consistent with Q4 2025 conversion and up from 4.3% in Q1 2025.
•Bingo Blitz revenue of $153.7 million decreased (3.0)% sequentially and (5.4)% year over year.
•Disney Solitaire revenue of $123.3 million increased 72.1% sequentially.
•June’s Journey revenue of $76.0 million increased 8.7% sequentially and 10.4% year over year.
•All-time high in revenue and DTC platforms revenue.

Financial Outlook

We are raising our full-year 2026 guidance to $2.75 - $2.85 billion (from $2.70 - $2.80 billion) and increasing our Adjusted EBITDA range to $750 - $790 million (from $730 - $770 million).

Conference Call

Playtika management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today to discuss the company’s results. The conference call can be accessed via a webcast accessible at investors.playtika.com. A replay of the call will be available through the website one hour following the call and will be archived for one year.

Summary Operating Results of Playtika Holding Corp.

	Three months ended March 31,
(in millions, except percentages, Average DPUs, and ARPDAU)	2026	2025
Revenues	$744.7	$706.0
Total costs and expenses	$794.3	$638.2
Operating income (loss)	$(49.6)	$67.8
Net income (loss)	$(57.5)	$30.6
Adjusted EBITDA	$125.2	$167.3
Net income margin	(7.7)%	4.3%
Adjusted EBITDA margin	16.8%	23.7%

Non-financial performance metrics
Average DAUs	8.6	9.0
Average DPUs (in thousands)	387	390
Average Daily Payer Conversion	4.5%	4.3%
ARPDAU	$0.94	$0.87
Average MAUs	30.1	31.8
About Playtika Holding Corp.

Playtika (NASDAQ: PLTK) is a mobile gaming entertainment and technology market leader with a portfolio of multiple game titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has employees across offices worldwide.

Forward Looking Information

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•actions of our majority shareholder or other third parties that influence us;
•our reliance on third-party platforms, such as the iOS App Store and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to refinance our indebtedness, including, without limitation, our $550 million revolving credit facility which is set to expire in March 2027, or to obtain additional financing on favorable terms or at all;
•our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acquired businesses successfully or realize the anticipated benefits of such acquisitions could limit our growth, disrupt our plans and operations or impact the amount of capital allocated to mergers and acquisitions;
•our ability to compete in a highly competitive industry with low barriers to entry;
•our ability to retain existing players, attract new players and increase the monetization of our player base;
•our ability to develop and/or launch new products and content or otherwise execute against our product roadmap strategy;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•the impact of an economic recession or periods of increased inflation, and any reductions to household spending on the types of discretionary entertainment we offer;
•our controlled company status;
•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel and Ukraine and the fact that our controlling stockholder is a Chinese-owned company;
•geopolitical events such as the Wars in Israel and Ukraine;
•our reliance on key personnel;
•market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend;
•uncertainties regarding the amount and timing of repurchases under our stock repurchase program;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except par value)

	March 31,	December 31,
	2026	2025
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$779.2	$684.2
Short-term investments	—	136.0
Restricted cash	1.5	1.5
Accounts receivable	180.0	161.8
Prepaid expenses and other current assets	108.2	80.4
Total current assets	1,068.9	1,063.9
Property and equipment, net	96.4	102.9
Operating lease right-of-use assets	118.6	124.2
Intangible assets other than goodwill, net	401.0	425.7
Goodwill	1,695.7	1,695.7
Deferred tax assets, net	173.7	173.2
Investments in unconsolidated entities	17.3	17.5
Other non-current assets	115.3	115.8
Total assets	$3,686.9	$3,718.9

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$11.1	$11.1
Accounts payable	87.3	80.3
Contingent consideration	459.0	454.0
Operating lease liabilities	25.4	27.5
Accrued expenses and other current liabilities	321.3	395.0
Total current liabilities	904.1	967.9
Long-term debt	2,375.4	2,378.0
Contingent consideration	370.0	280.0
Operating lease liabilities	108.3	115.4
Deferred tax liabilities	5.1	8.2
Other long-term liabilities	387.1	380.8
Total liabilities	4,150.0	4,130.3
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of $0.01 par value; 1,600.0 shares authorized; 432.2 and 428.8 shares issued, respectively, and 380.4 and 377.0 shares outstanding, respectively	4.3	4.3
Treasury stock at cost, 51.8 shares	(603.5)	(603.5)
Additional paid-in capital	1,436.2	1,423.1
Accumulated other comprehensive income	8.6	15.9
Accumulated deficit	(1,308.7)	(1,251.2)
Total stockholders' deficit	(463.1)	(411.4)
Total liabilities and stockholders’ deficit	$3,686.9	$3,718.9

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)
(Unaudited)

	Three months ended March 31,
	2026	2025
Revenues	$744.7	$706.0
Costs and expenses
Cost of revenue	192.2	197.4
Research and development	98.0	103.8
Sales and marketing	360.6	271.8
General and administrative	143.5	65.2
Total costs and expenses	794.3	638.2
Income (loss) from operations	(49.6)	67.8
Interest and other, net	24.2	26.7
Income (loss) before income taxes	(73.8)	41.1
Provision for income taxes	(16.3)	10.5
Net income (loss)	(57.5)	30.6
Other comprehensive income (loss)
Foreign currency translation	—	7.2
Change in fair value of derivatives	(7.3)	(6.7)
Total other comprehensive income (loss)	(7.3)	0.5
Comprehensive income (loss)	$(64.8)	$31.1

Net income (loss) per share attributable to common stockholders, basic	$(0.15)	$0.08
Net income (loss) per share attributable to common stockholders, diluted	$(0.15)	$0.08
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	378.3	375.4
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	378.3	376.0

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three months ended March 31,
	2026	2025
Cash flows from operating activities	$22.8	$18.8
Cash flows from investing activities
Purchase of property and equipment	(5.7)	(10.4)
Capitalization of internal use software costs	(8.9)	(8.3)
Purchase of software for internal use	(5.6)	(6.6)
Proceeds from short-term investments	135.6	—
Purchase of short-term investments	—	(79.5)
Other investing activities	0.1	(0.3)
Net cash provided by (used in) investing activities	115.5	(105.1)
Cash flows from financing activities
Dividend paid	(37.7)	(37.3)
Repayments on bank borrowings	(4.8)	(4.8)
Payment of tax withholdings on stock-based payments	(1.1)	(0.5)
Payment for share buyback	—	(4.8)
Net cash used in financing activities	(43.6)	(47.4)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	0.3	2.3
Net change in cash, cash equivalents and restricted cash	95.0	(131.4)
Cash, cash equivalents and restricted cash at the beginning of the period	685.7	567.7
Cash, cash equivalents and restricted cash at the end of the period	$780.7	$436.3

CALCULATION OF FREE CASH FLOW
(In millions)

	Three months ended March 31,
	2026	2025
Cash flows from operating activities	$22.8	$18.8
Purchase of property and equipment	(5.7)	(10.4)
Capitalization of internal use software costs	(8.9)	(8.3)
Purchase of software for internal use	(5.6)	(6.6)
Free Cash Flow	$2.6	$(6.5)

Non-GAAP Financial Measures

Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues.

We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent consideration.

Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

The following table sets forth a reconciliation of Adjusted EBITDA to net income, the closest GAAP financial measure:

	Three months ended March 31,
	2026	2025
Net income (loss)	$(57.5)	$30.6
Provision for income taxes	(16.3)	10.5
Interest expense and other, net	24.2	26.7
Depreciation and amortization	44.9	59.2
EBITDA	(4.7)	127.0
Stock-based compensation(1)	14.1	25.5
Changes in estimated value of contingent consideration	95.0	6.9
Acquisition and related expenses(2)	7.2	6.5
Other items(3)	13.6	1.4
Adjusted EBITDA	$125.2	$167.3
Net income margin	(7.7)%	4.3%
Adjusted EBITDA margin	16.8%	23.7%
_________

(1)    Reflects stock-based compensation expense related to the issuance of equity awards to our employees and Directors.
(2)    Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives.
(3)    Amounts for the three months ended March 31, 2026 consists entirely of severance, and the amount for the three months ended March 31, 2025 consists primarily of $0.7 million of severance incurred by the Company.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME
(In millions)

The following table sets forth a reconciliation of Adjusted Net Income to net income (loss), the closest GAAP financial measure:

	Three months ended March 31,
	2026	2025
Net income (loss)	$(57.5)	$30.6
Changes in estimated value of contingent consideration	95.0	6.9
Income tax impact of adjustments	(23.9)	(1.3)
Adjusted Net Income	$13.6	$36.2

Contacts

Investor Relations
IR@playtika.com